[Exhibit 4.8]

                           Interest Rate Cap Agreement
                             (Group I and Group II)


          [1992 ISDA MASTER AGREEMENT (MULTICURRENCY - CROSS BORDER)]

Date:  September 14, 2001

PARTY A

KEY BANK USA, NATIONAL ASSOCATION

By:      /S/ CRAIG PLATT
         -----------------------------------
         Name:  Craig Platt
         Title:    Senior Vice President



PARTY B

KEYCORP STUDENT LOAN TRUST 2001-A

By:      Bank One, National Association, not in its individual
         capacity, but solely as Eligible Lender Trustee

By:      /S/ KEITH R. RICHARDSON
         ---------------------------
         Name:  Keith R. Richardson
         Title:    Authorized Officer

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT
              (GROUP I COMMERCIAL PAPER RATE LOANS CAP TRANSACTION)
                                   DATED AS OF
                               SEPTEMBER 14, 2001

                                     BETWEEN


                       KEY BANK USA, NATIONAL ASSOCIATION,
  A NATIONAL BANKING ASSOCIATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES
                                  ("PARTY A"),

                                       AND

                       KEYCORP STUDENT LOAN TRUST 2001-A,
            A TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  ("PARTY B").

PART 1.  TERMINATION PROVISIONS.

     (a)  "SPECIFIED ENTITY"

          (i)  means, in relation to Party A, not applicable; and

          (ii) means, in relation to Party B, not applicable.

     (b) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

     (c) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) shall not apply to Party A and shall not apply to Party B.

     (d) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

     (e) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e): Loss and Second Method shall apply; provided, however, that the definition of the term "Loss" in Section 14 shall be deleted in its entirety and shall be replaced by the following new definition:

          "Loss" means $196,875 which shall be payable by Party A to Party B.

          The parties agree that Loss (as herein defined) is a reasonable pre-estimate of the loss that would result from an early termination of the Sole Transaction (as such term is defined in Part 5(a)) and not a penalty. Such amount will be payable for the loss of bargain and the loss of protection against future risks, and except as otherwise provided in the Agreement, neither party will be entitled to recover any additional damages as a consequence of such losses. Prior to an early termination of the Sole Transaction, the provisions of this Part 1(e) shall not bar Party B from bringing an action or actions against Party A in a court of competent jurisdiction to enforce its rights to receive any amount or amounts due and unpaid from Party A to Party B under the terms of Section 2(a)(i) and the Sole Transaction.

          From and after an early termination of the Sole Transaction, either party shall have the right to net or setoff any amount then due and owing from it to the other party with respect to the Sole Transaction against any amount then due and owing from the other party to it with respect to the Sole Transaction.

     (f)  "TERMINATION CURRENCY" means United States Dollars.

     (g) LIMITATION OF EVENTS OF DEFAULT AND TERMINATION EVENTS. Notwithstanding any other provision of the Agreement, the only Events of Default and Termination Events that shall be applicable to Party A are those set forth in Sections 5(a)(i), 5(a)(vii) and 5(b)(i), and the only Events of Default and Termination Events that shall be applicable to Party B are those set forth in Sections 5(a)(i) and 5(b)(i).

PART 2.  TAX REPRESENTATIONS.

     (a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e), neither Party A, nor Party B makes any representations.

     (b)  Payee Tax Representations.

          (i) For the purposes of Section 3(f), Party A makes the following representations:

          It is a national banking association duly organized and existing under the laws of the United States.

          (ii) For the purposes of Section 3(f), Party B makes the following representations:

                  It is a business trust duly organized and existing under the laws of the State of Delaware.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

     (a)  For the purpose of Section 4(a):

          Tax forms, documents, or certificates to be delivered are:

               Party B agrees to complete (accurately and in a manner reasonably satisfactory to Party A), execute, and deliver to Party A a United States Internal Revenue Service Form W-9, or any successor form, which will certify that Party B is not subject to backup withholding (i) on a date which is before the first Scheduled Payment Date under this Agreement (the "Form W-9 Submission Date"), and thereafter prior to the end of the calendar year in which the second anniversary of the Form W-9 Submission Date occurs, and thereafter prior to the end of each successive three calendar year period, (ii) promptly upon reasonable demand by Party A, and (iii) promptly upon learning that any such form previously provided by Party B has become obsolete or incorrect.

     (b)  Other documents to be delivered are:

--------------------------------------------------------------------------------
PARTY        FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH  COVERED BY
REQUIRED                                           WHICH TO       SECTION 3(D)
TO DELIVER                                         BE DELIVERED   REPRESENTATION
--------------------------------------------------------------------------------
Party A and  Evidence of authority of the party    Upon execution    Yes
and Party B  to enter into this Agreement and the  execution of
             Sole Transaction (as defined in Part  this
             5(a)) contemplated hereby and of the  Agreement
             signatory for such party to this
             Agreement and the Confirmation of
             such Sole Transaction.
--------------------------------------------------------------------------------
Party A      Copy of the most recent Call Report   Promptly          Yes
             filed by Party A with the Office of   following
             the Comptroller of the Currency.      reasonable
                                                   demand by
                                                   Party B
--------------------------------------------------------------------------------

PART 4.  MISCELLANEOUS

     (a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

          Address for notices or communications to Party A:

          Address:    Key Bank USA, National Association
                      M.C. OH-01-27-0405
                      127 Public Square - 4th Floor
                      Cleveland, Ohio 44144
          Attention:  Trading Desk - Manager, Interest Rate Derivatives
          Telephone:  (216) 689-3832
          Facsimile:  (216) 689-5859

          Address for notices or communications to Party B:

          Address:    KeyCorp Student Loan Trust 2001-A
                      c/o Bank One National Association
                      1 Bank One Plaza
                      Suite IL1-0126
                      Chicago, Illinois 60670
          Attention:  Corporate Trust Services
          Telephone:  (312) 407-0192
          Facsimile:  (312) 407-1708

          with a copy to the Administrator (as such term is defined in Appendix A to the Sale and Servicing Agreement dated as of September 1, 2001, among Key Consumer Receivables LLC, as depositor, Key Bank USA, National Association, as administrator and master servicer, KeyCorp Student Loan Trust 2001-A, as issuer, and Bank One, National Association, as eligible lender trustee (the "Sale and Servicing Agreement")) in the event that Key Bank USA, National Association ceases to be the Administrator.

          Address for notices or communications to the Securities
          Insurer:

          Address:    MBIA Insurance Corporation
                      113 King Street
                      Armonk, New York  10504

          Attention:  Insured Portfolio Management-SF
          Telephone:  (914) 273-4545
          Facsimile:  (914) 765-3810

     (b)  PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not applicable.

          Party B appoints as its Process Agent: Not applicable.

     (c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

     (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (e)  CALCULATION AGENT. The Calculation Agent is the Administrator.

     (f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document, each of which are incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such
          Confirmation: Not applicable.

     (g) CREDIT SUPPORT PROVIDER. Credit Support Provider means, in relation to Party A, not applicable. Credit Support Provider means in relation to Party B, not applicable.

     (h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law of the State of New York (without reference to its choice of law doctrine).

     (i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will apply to Transactions.

PART 5.  OTHER PROVISIONS.

     (a) SOLE TRANSACTION. Notwithstanding any other provision of this Agreement, this Agreement shall govern only one Transaction (the "Sole Transaction"). A copy of the form of Confirmation for the Sole Transaction is attached hereto as Exhibit A.

     (b) ISOLATION OF SOLE TRANSACTION. Notwithstanding Section 6, any designation of an Early Termination Date in respect of the Sole Transaction shall apply only to the Sole Transaction.

     (c) ACCURACY OF SPECIFIED INFORMATION. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

     (d) ADDITIONAL REPRESENTATIONS. The parties agree to amend Section 3 by adding new Sections 3(g), (h), (i) and (j) as follows:

          (i) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in Section 1a(12) of the Commodities Exchange Act, as amended.

          (ii) LINE OF BUSINESS. It has entered into this Agreement and the Sole Transaction in conjunction with its line of business (including financial intermediation services) or the financing of its business.

          (iii) NON-RELIANCE. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement and the Sole Transaction: (i) the other party is not acting as a fiduciary or financial or investment advisor for it;
               (ii) it is acting as a principal and not as an agent or in any other capacity, fiduciary or otherwise; (iii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based on its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

          (iv) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and the Sole Transaction. It is also capable of assuming, and assumes, the risks of the Sole Transaction.

     (e)  FDI ACT REPRESENTATION. Party A represents to Party B as follows:

          (i) The necessary action to authorize referred to in the representation in Section 3(a)(ii) includes all authorizations required under the U. S. Federal Deposit Insurance Act, as amended and under any agreement, writ, decree, or order entered into with its supervisory authorities.

          (ii) At all times during the term of this Agreement, it will continuously include and maintain as part of its official written books and records this Agreement, this Schedule and all other exhibits, supplements, and attachments hereto and documents incorporated by reference herein, all Confirmations, and evidence of all necessary authorizations.

          (iii) This Agreement, the Confirmation of the Sole Transaction, and any other documentation relating to this Agreement to which it is a party or that it is required to deliver will be executed and delivered by a duly appointed or elected and authorized officer of it of the level of vice president or higher.

     (f) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the date upon which Party B is terminated in accordance with the terms of the Amended and Restated Trust Agreement dated as of September 1, 2001, between Key Consumer Receivables LLC, as depositor, and Bank One, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), Party A shall not institute against, or join any other person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law.

     (g) OBLIGATIONS OF PARTY B. Party A agrees that all obligations, liabilities and expenses of Party B, including, without limitation, any arising out of representations or agreements contained herein, shall be paid from, and limited to, the assets of Party B and that the Eligible Lender Trustee shall not be required to spend or risk its own funds hereunder, nor shall the Trustee incur any liability in its individual capacity.

     (h) NO SETOFF. Notwithstanding any other provision of the Agreement, in no event shall either Party A or Party B have the right to setoff or net an amount due from it under the Sole Transaction against an amount due from the other party under any other Transaction, nor shall either Party A or Party B have the right to setoff or net an amount due from it under any Transaction that is not the Sole Transaction against an amount due from the other party under the Sole Transaction. Notwithstanding any other provision of this Agreement, the amount payable under Section 6(e) upon termination of the Sole Transaction shall be determined without regard to any Transaction other than the Sole Transaction.

     (i)  [INTENTIONALLY OMITTED]

     (j) LIMITED RECOURSE TO PARTY B. Notwithstanding anything to the contrary contained herein, all obligations of Party B shall be payable by Party B only on each Distribution Date to the extent that funds are available under Section 5.05(c)(X) of the Sale and Servicing Agreement or Section 5.04(b)(X) or 5.04(c)(X) of the Indenture, as defined in Appendix A of the Sale and Servicing Agreement, (as the case may be) and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire concurrently with the restriction specified in
          Part 5(f).

     IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



KEY BANK USA,                          KEYCORP STUDENT LOAN
NATIONAL ASSOCIATION                   TRUST 2001-A

                                       By: Bank One, National Association, not
                                           in its individual capacity, but
                                           solely as Eligible Lender Trustee

By: /s/ Craig T. Platt                 By: /s/ Keith R. Richardson
    -------------------------              ------------------------------
    Name:  Craig T. Platt                  Name:  Keith R. Richardson
    Title: Senior Vice President           Title: Authorized Officer
    Date:  September 14, 2001              Date:  September 14, 2001

                                                              September 14, 2001

Interest Rate (Group I Commercial Paper Rate Loans) Cap Documentation KEYCORP STUDENT LOAN TRUST 2001-A
c/o Bank One, National Association
One Bank One Plaza
Suite IL-0126
Chicago, Ill, 60670
Fax:     (312) 407-1708
cc:      (212) 373-1382
Attention: Corporate Trust Services

From:    KEY BANK USA, NATIONAL ASSOCIATION

     The purpose of this communication is to set forth the terms and conditions of the Interest Rate (Group I Commercial Paper Rate Loans ) Cap Transaction (the "Transaction") between KEY BANK USA, NATIONAL ASSOCIATION ("Party A") and KEYCORP STUDENT LOAN TRUST 2001-A ("Party B") on the Trade Date specified below. This communication will constitute a "Confirmation" as referred to in the ISDA Master Agreement (Multicurrency - Cross Border) (Group I Commercial Paper Rate Loans Cap Transaction) dated as of September 14, 2001, entered into by the parties hereto (the "ISDA Master Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated herein.

     This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement. All provisions contained in the ISDA Master Agreement will govern this Confirmation, except as expressly modified below. In the event of any inconsistency among or between the ISDA Master Agreement, the Definitions and this Confirmation, this Confirmation will govern.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them (either directly or by incorporation) in the ISDA Master Agreement and Appendix A of the Sale and Servicing Agreement (as of the Trade
Date). The term "Business Day" shall have the meaning ascribed thereto in Appendix A of the Sale and Servicing Agreement.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Trade Date:                        September 14, 2001

     Effective Date:                    September 1, 2001

     Termination Date:                  The earliest of (i) the date on which
                                        the outstanding principal amount of the
                                        Group I Notes is reduced to zero, (ii)
                                        September 27, 2011 subject to adjustment in accordance with the Following
                                        Business Day Convention and (iii) the
                                        occurrence and continuation of an Event
                                        of Default under the Indenture (as
                                        defined in Appendix A of the Sale and
                                        Servicing Agreement), resulting in a
                                        liquidation of the Group I Student
                                        Loans.

     Calculation Agent:                 The Administrator (as defined in
                                        Appendix A of the Sale and Servicing
                                        Agreement).

Floating Rate Amounts Payable By Party A:

     Party A
     Floating Rate Payments:            With respect to each Distribution Date,
                                        the sum of the Class I-A-1 Cap Payment,
                                        the Class I-A-2 Cap Payment and the
                                        Class I-B Cap Payment, all as defined
                                        and in the amounts provided for in
                                        Appendix A of the Sale and Servicing
                                        Agreement.

     Party A Floating Rate
     Payment Dates:                     One Business Day prior to each
                                        Distribution Date.

Fixed Rate Payment:


     Fixed Rate Payer:                  Party B

     Fixed Rate Payment:                USD $196,875

     Fixed Rate Payment Date:           September 14, 2001

Floating Rate Amounts Payable by Party B:

     Party B Floating Rate
     Payments:                          With respect to each Distribution Date,
                                        the amounts, if any, available for
                                        distribution pursuant to Section
                                        5.05(c)(X)(xii) of the Sale and
                                        Servicing Agreement or Sections
                                        5.04(b)(X) NINTH or Section
                                        5.04(c)(X)(xii) of the Indenture, as
                                        applicable.

     Party B Floating Rate
     Payment Dates:                     One Business Day prior to each
                                        Distribution Date.

2.

Account Details:

     Payments to Party A:
     KEYBANK NATIONAL ASSOCIATION
     ABA 0410001039
     AC 1553
     ATTENTION: DERIVATIVE OPERATIONS
     CREDIT TO KEYBANK USA

     Payments to Party B:

     KEYBANK NATIONAL ASSOCIATION
     ABA 0410001039
     AC 35-9951102490
     Group I Cap Account

3.   Other Terms:

Each capitalized term used in this Confirmation and not defined in this Confirmation or Appendix A of the Sale and Servicing Agreement or the Definitions shall have the meaning assigned in the ISDA Master Agreement.

Notwithstanding any contrary provision of the ISDA Master Agreement, the obligation, if any, of Party B to make Party B Floating Amount Payments shall survive any early termination of this Transaction pursuant to Section 6 of the ISDA Master Agreement.

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       Yours sincerely,

                                       KEY BANK USA, NATIONAL
                                       ASSOCIATION

                                       By: /s/ CRAIG T. PLATT
                                           --------------------------------
                                           Name:    Craig T. Platt
                                           Title:   Senior Vice President

Confirmed as of the date first written:

KEYCORP STUDENT LOAN TRUST 2001-A

By:  Bank One, National Association
     not in its individual capacity but solely
     as Eligible Lender Trustee

By:  /s/ KEITH R. RICHARDSON
     -------------------------------
     Name:    Keith R. Richardson
     Title:   Authorized Officer

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT
                   (GROUP II PRIME RATE LOANS CAP TRANSACTION)
                                   DATED AS OF
                               SEPTEMBER 14, 2001

                                     BETWEEN


                       KEY BANK USA, NATIONAL ASSOCIATION,
  A NATIONAL BANKING ASSOCIATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES
                                  ("PARTY A"),

                                       AND

                       KEYCORP STUDENT LOAN TRUST 2001-A,
            A TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  ("PARTY B").

PART 1.   TERMINATION PROVISIONS.

     (a)  "Specified Entity"

          (i)  means, in relation to Party A, not applicable; and

          (ii) means, in relation to Party B, not applicable.

     (b) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

     (c) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) shall not apply to Party A and shall not apply to Party B.

     (d) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

     (e) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e): Loss and Second Method shall apply; provided, however, that the definition of the term "Loss" in Section 14 shall be deleted in its entirety and shall be replaced by the following new definition:

          "Loss" means $53,125 which shall be payable by Party A to Party B.

          The parties agree that Loss (as herein defined) is a reasonable pre-estimate of the loss that would result from an early termination of the Sole Transaction (as such term is defined in Part 5(a)) and not a penalty. Such amount will be payable for the loss of bargain and the loss of protection against future risks, and except as otherwise provided in the Agreement, neither party will be entitled to recover any additional damages as a consequence of such losses. Prior to an early termination of the Sole Transaction, the provisions of this Part 1(e) shall not bar Party B from bringing an action or actions against Party A in a court of competent jurisdiction to enforce its rights to receive any amount or amounts due and unpaid from Party A to Party B under the terms of Section 2(a)(i) and the Sole Transaction.

          From and after an early termination of the Sole Transaction, either party shall have the right to net or setoff any amount then due and owing from it to the other party with respect to the Sole Transaction against any amount then due and owing from the other party to it with respect to the Sole Transaction.

     (f)  "TERMINATION CURRENCY" means United States Dollars.

     (g) LIMITATION OF EVENTS OF DEFAULT AND TERMINATION EVENTS. Notwithstanding any other provision of the Agreement, the only Events of Default and Termination Events that shall be applicable to Party A are those set forth in Sections 5(a)(i), 5(a)(vii) and 5(b)(i), and the only Events of Default and Termination Events that shall be applicable to Party B are those set forth in Sections 5(a)(i) and 5(b)(i).

PART 2.  TAX REPRESENTATIONS.

     (a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e), neither Party A, nor Party B makes any representations.

     (b)  Payee Tax Representations.

          (i) For the purposes of Section 3(f), Party A makes the following representations:

          It is a national banking association duly organized and existing under the laws of the United States.

          (ii) For the purposes of Section 3(f), Party B makes the following representations:

          It is a business trust duly organized and existing under the laws of the State of Delaware.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

     (a)  For the purpose of Section 4(a):

          Tax forms, documents, or certificates to be delivered are:

               Party B agrees to complete (accurately and in a manner reasonably satisfactory to Party A), execute, and deliver to Party A a United States Internal Revenue Service Form W-9, or any successor form, which will certify that Party B is not subject to backup withholding (i) on a date which is before the first Scheduled Payment Date under this Agreement (the "Form W-9 Submission Date"), and thereafter prior to the end of the calendar year in which the second anniversary of the Form W-9 Submission Date occurs, and thereafter prior to the end of each successive three calendar year period, (ii) promptly upon reasonable demand by Party A, and (iii) promptly upon learning that any such form previously provided by Party B has become obsolete or incorrect.

     (b)  Other documents to be delivered are:

--------------------------------------------------------------------------------
PARTY        FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH  COVERED BY
REQUIRED                                           WHICH TO       SECTION 3(D)
TO DELIVER                                         BE DELIVERED   REPRESENTATION
--------------------------------------------------------------------------------
Party A and  Evidence of authority of the party    Upon execution    Yes
and Party B  to enter into this Agreement and the  execution of
             Sole Transaction (as defined in Part  this
             5(a)) contemplated hereby and of the  Agreement
             signatory for such party to this
             Agreement and the Confirmation of
             such Sole Transaction.
--------------------------------------------------------------------------------
Party A      Copy of the most recent Call Report   Promptly          Yes
             filed by Party A with the Office of   following
             the Comptroller of the Currency.      reasonable
                                                   demand by
                                                   Party B
--------------------------------------------------------------------------------

PART 4.  MISCELLANEOUS

     (a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

          Address for notices or communications to Party A:

          Address:    Key Bank USA, National Association
                      M.C. OH-01-27-0405
                      127 Public Square - 4th Floor
                      Cleveland, Ohio 44144
          Attention:  Trading Desk - Manager, Interest Rate Derivatives
          Telephone:  (216) 689-3832
          Facsimile:  (216) 689-5859

          Address for notices or communications to Party B:

          Address:    KeyCorp Student Loan Trust 2001-A
                      c/o Bank One National Association
                      1 Bank One Plaza
                      Suite IL1-0126
                      Chicago, Illinois 60670
          Attention:  Corporate Trust Services
          Telephone:  (312) 407-0192
          Facsimile:  (312) 407-1708

          with a copy to the Administrator (as such term is defined in Appendix A to the Sale and Servicing Agreement dated as of September 1, 2001, among Key Consumer Receivables LLC, as depositor, Key Bank USA, National Association, as administrator and master servicer, KeyCorp Student Loan Trust 2001-A, as issuer, and Bank One, National Association, as eligible lender trustee (the "Sale and Servicing Agreement")) in the event that Key Bank USA, National Association ceases to be the Administrator.

          Address for notices or communications to the Securities
          Insurer:

          Address:    MBIA Insurance Corporation
                      113 King Street
                      Armonk, New York  10504

          Attention:  Insured Portfolio Management-SF
          Telephone:  (914) 273-4545
          Facsimile:  (914) 765-3810

     (b)  PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not applicable.

          Party B appoints as its Process Agent: Not applicable.

     (c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

     (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (e)  CALCULATION AGENT. The Calculation Agent is the Administrator.

     (f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document, each of which are incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such
          Confirmation: Not applicable.

     (g) CREDIT SUPPORT PROVIDER. Credit Support Provider means, in relation to Party A, not applicable. Credit Support Provider means in relation to Party B, not applicable.

     (h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law of the State of New York (without reference to its choice of law doctrine).

     (i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will apply to Transactions.

PART 5.  OTHER PROVISIONS.

     (a) SOLE TRANSACTION. Notwithstanding any other provision of this Agreement, this Agreement shall govern only one Transaction (the "Sole Transaction"). A copy of the form of Confirmation for the Sole Transaction is attached hereto as Exhibit A.

     (b) ISOLATION OF SOLE TRANSACTION. Notwithstanding Section 6, any designation of an Early Termination Date in respect of the Sole Transaction shall apply only to the Sole Transaction.

     (c) ACCURACY OF SPECIFIED INFORMATION. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

     (d) ADDITIONAL REPRESENTATIONS. The parties agree to amend Section 3 by adding new Sections 3(g), (h), (i) and (j) as follows:

          (i) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in Section 1a(12) of the Commodities Exchange Act, as amended.

          (ii) LINE OF BUSINESS. It has entered into this Agreement and the Sole Transaction in conjunction with its line of business (including financial intermediation services) or the financing of its business.

          (iii) NON-RELIANCE. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement and the Sole Transaction: (i) the other party is not acting as a fiduciary or financial or investment advisor for it;
               (ii) it is acting as a principal and not as an agent or in any other capacity, fiduciary or otherwise; (iii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based on its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

          (iv) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and the Sole Transaction. It is also capable of assuming, and assumes, the risks of the Sole Transaction.

     (e)  FDI ACT REPRESENTATION. Party A represents to Party B as follows:

          (i) The necessary action to authorize referred to in the representation in Section 3(a)(ii) includes all authorizations required under the U. S. Federal Deposit Insurance Act, as amended and under any agreement, writ, decree, or order entered into with its supervisory authorities.

          (ii) At all times during the term of this Agreement, it will continuously include and maintain as part of its official written books and records this Agreement, this Schedule and all other exhibits, supplements, and attachments hereto and documents incorporated by reference herein, all Confirmations, and evidence of all necessary authorizations.

          (iii) This Agreement, the Confirmation of the Sole Transaction, and any other documentation relating to this Agreement to which it is a party or that it is required to deliver will be executed and delivered by a duly appointed or elected and authorized officer of it of the level of vice president or higher.

     (f) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the date upon which Party B is terminated in accordance with the terms of the Amended and Restated Trust Agreement dated as of September 1, 2001, between Key Consumer Receivables LLC, as depositor, and Bank One, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), Party A shall not institute against, or join any other person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law.

     (g) OBLIGATIONS OF PARTY B. Party A agrees that all obligations, liabilities and expenses of Party B, including, without limitation, any arising out of representations or agreements contained herein, shall be paid from, and limited to, the assets of Party B and that the Eligible Lender Trustee shall not be required to spend or risk its own funds hereunder, nor shall the Trustee incur any liability in its individual capacity.

     (h) NO SETOFF. Notwithstanding any other provision of the Agreement, in no event shall either Party A or Party B have the right to setoff or net an amount due from it under the Sole Transaction against an amount due from the other party under any other Transaction, nor shall either Party A or Party B have the right to setoff or net an amount due from it under any Transaction that is not the Sole Transaction against an amount due from the other party under the Sole Transaction. Notwithstanding any other provision of this Agreement, the amount payable under Section 6(e) upon termination of the Sole Transaction shall be determined without regard to any Transaction other than the Sole Transaction.

     (i) AMENDMENTS. Section 9(b) of this Agreement is hereby amended by adding the following after the word "system" in the last line thereof:

          ", provided, however, that all such amendments, modifications or waivers shall require (as long as no Securities Insurer Default shall have occurred and be continuing) the consent (which consent shall not be unreasonably withheld) of the Securities Insurer."

     (j) LIMITED RECOURSE TO PARTY B. Notwithstanding anything to the contrary contained herein, all obligations of Party B shall be payable by Party B only on each Distribution Date to the extent that funds are available under Section 5.05(c)(Y) of the Sale and Servicing Agreement or Section 5.04(b)(Y) or 5.04(c)(Y) of the Indenture as defined in Appendix A of the Sale and Servicing Agreement (as the case may be) and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire concurrently with the restriction specified in
          Part 5(f).

     (k) A copy of each notice or other communication between the parties with respect to this Agreement shall be forwarded to the Securities Insurer.

     IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


KEY BANK USA,                          KEYCORP STUDENT LOAN
NATIONAL ASSOCIATION                   TRUST 2001-A

                                       By: Bank One, National Association, not
                                           in its individual capacity, but
                                           solely as Eligible Lender Trustee

By: /s/ Craig T. Platt                 By: /s/ Keith R. Richardson
    -------------------------              ------------------------------
    Name:  Craig T. Platt                  Name:  Keith R. Richardson
    Title: Senior Vice President           Title: Authorized Officer
    Date:  September 14, 2001              Date:  September 14, 2001

                                                              September 14, 2001

Interest Rate (Group II Prime Rate Loans) Cap Documentation
KEYCORP STUDENT LOAN TRUST 2001-A
c/o Bank One, National Association
One Bank One Plaza
Suite IL-0126
Chicago, Ill, 60670
Fax:     (312) 407-1708
cc:      (212) 373-1382
Attention: Corporate Trust Services


From:    KEY BANK USA, NATIONAL ASSOCIATION

     The purpose of this communication is to set forth the terms and conditions of the Interest Rate (Group II Prime Rate Loans) Cap Transaction (the "Transaction") between KEY BANK USA, NATIONAL ASSOCIATION ("Party A") and KEYCORP STUDENT LOAN TRUST 2001-A ("Party B") on the Trade Date specified below. This communication will constitute a "Confirmation" as referred to in the ISDA Master Agreement (Multicurrency - Cross Border) (Group II Prime Rate Loans Cap Transaction) dated as of September 14, 2001, entered into by the parties hereto (the "ISDA Master Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated herein.

     This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement. All provisions contained in the ISDA Master Agreement will govern this Confirmation, except as expressly modified below. In the event of any inconsistency among or between the ISDA Master Agreement, the Definitions and this Confirmation, this Confirmation will govern.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them (either directly or by incorporation) in the ISDA Master Agreement and Appendix A of the Sale and Servicing Agreement (as of the Trade
Date). The term "Business Day" shall have the meaning ascribed thereto in Appendix A of the Sale and Servicing Agreement.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Trade Date:                        September 14, 2001

     Effective Date:                    September 1, 2001

     Termination Date:                  The earliest of (i) the date on which
                                        the outstanding principal amount of the
                                        Group II Notes is reduced to zero, (ii)
                                        September 27, 2011 subject to adjustment in accordance with the Following
                                        Business Day Convention and (iii) the
                                        occurrence and continuation of an Event
                                        of Default under the Indenture (as
                                        defined in Appendix A of the Sale and
                                        Servicing Agreement), resulting in a
                                        liquidation of the Group II Student
                                        Loans.

     Calculation Agent:                 The Administrator (as defined in
                                        Appendix A of the Sale and Servicing
                                        Agreement).

Floating Rate Amounts Payable By Party A:

     Party A
     Floating Rate Payments:            With respect to each Distribution Date,
                                        the sum of the Class II A-1 Cap Payment
                                        and the Class II A-2 Cap Payment, all as defined and in the amounts provided for in Appendix A of the Sale and Servicing
                                        Agreement.

     Party A Floating Rate
     Payment Dates:                     One Business Day prior to each
                                        Distribution Date.

Fixed Rate Payment:

     Fixed Rate Payer:                  Party B

     Fixed Rate Payment:                USD $53,125

     Fixed Rate Payment Date:           September 14, 2001

Floating Rate Amounts Payable by Party B:

     Party B Floating Rate
     Payments:                          With respect to each Distribution Date,
                                        the amounts, if any, available for
                                        distribution pursuant to Section
                                        5.05(c)(Y)(xii) of the Sale and
                                        Servicing Agreement or Sections
                                        5.04(b)(Y) NINTH or Section
                                        5.04(c)(Y)(xii) of the Indenture, as
                                        applicable.

     Party B Floating Rate
     Payment Dates:                     One Business Day prior to each
                                        Distribution Date.

2.   Account Details:

     Payments to Party A:
     KEYBANK NATIONAL ASSOCIATION
     ABA 0410001039
     AC 1553
     ATTENTION: DERIVATIVE OPERATIONS
     CREDIT TO KEYBANK USA

     Payments to Party B:

     KEYBANK NATIONAL ASSOCIATION
     ABA 0410001039
     AC 35-9951112499
     Group II Cap Account

3.   Other Terms:

Each capitalized term used in this Confirmation and not defined in this Confirmation or Appendix A of the Sale and Servicing Agreement or the Definitions shall have the meaning assigned in the ISDA Master Agreement.

Notwithstanding any contrary provision of the ISDA Master Agreement, the obligation, if any, of Party B to make Party B Floating Amount Payments shall survive any early termination of this Transaction pursuant to Section 6 of the ISDA Master Agreement.

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        Yours sincerely,

                                        KEY BANK USA, NATIONAL
                                        ASSOCIATION

                                        By: /s/ CRAIG T. PLATT
                                            -----------------------------
                                            Name:   Craig T. Platt
                                            Title:  Senior Vice President

Confirmed as of the date first written:

KEYCORP STUDENT LOAN TRUST 2001-A

By:   Bank One, National Association
      not in its individual capacity but
      solely
      as Eligible Lender Trustee

By:   /s/ KEITH R. RICHARDSON
      -------------------------------
      Name:    Keith R. Richardson
      Title:   Authorized Officer